U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 11, 2004

Date of Report (date of earliest event reported)

Hythiam, Inc.

Exact name of Registrant as Specified in its Charter
Delaware	333-58246	88-0464853
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025

Address of Principal Executive Offices, Including Zip Code
(310) 444-4300

Telephone Number, Including Area Code

ITEM 9. REGULATION FD DISCLOSURE.

On May 11, 2004, Hythiam, Inc. issued a press release announcing that the company has licensed its proprietary HANDS Treatment Protocol™ to Lake Chelan Community Hospital of Washington. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYTHIAM, INC.

Dated: May 11, 2004	By:	/s/ Chuck Timpe
Chuck Timpe, Chief Financial Officer